EQUITY REGISTRATION RIGHTS AGREEMENT

among

HARBIN ELECTRIC, INC.,

and

HERO WAVE INVESTMENTS LIMITED,

and

TIANFU YANG

and

ABAX LOTUS LTD.

Dated as of October 1, 2007

THIS EQUITY REGISTRATION RIGHTS AGREEMENT (this "**Agreement**") is made and entered into as of October 1, 2007 by and between Harbin Electric, Inc., a Nevada corporation (the "**Company**"), Abax Lotus Ltd., a Cayman Islands limited company (the "**Purchaser**"), Hero Wave Investments Limited, a British Virgin Islands company ("**Hero Wave**") and Tianfu Yang, an individual (the "**Guarantor**").

RECITALS

WHEREAS, this Agreement is made pursuant to the separate Stock Purchase Agreements (the "**Purchase Agreements**"), each dated September 28, 2007, between the Purchaser and each of Hero Wave, Broad Globe Investments Limited, Sea Giant Investments Limited and Victory Lake Investments Limited (collectively, the "**Sellers**");

WHEREAS, pursuant to the Purchase Agreements, the Purchaser has agreed to acquire an aggregate of 700,000 shares of Common Stock;

WHEREAS, to induce the Purchaser to purchase the Common Stock pursuant to the Purchase Agreements, the Company has agreed to provide the registration rights set forth in this Agreement; and

WHEREAS, the execution and delivery of this Agreement is a condition to the obligations of the Purchaser in the Purchase Agreements.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. *Definitions.* Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreements. As used in this Agreement, the following terms shall have the following meanings:

"**Affiliate**" means with respect to any specified person, an "affiliate," as defined in Rule 144, of such person.

"**Agreement**" has the meaning set forth in the preamble hereof.

"**Amendment Effectiveness Deadline Date**" has the meaning set forth in Section 2(d) hereof.

"**Business Day**" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

"**Common Stock**" means the shares of common stock, par value $.00001 per share, of the Company.

"**Company**" has the meaning set forth in the preamble hereof.

"**Damages Accrual Period**" has the meaning set forth in Section 2(e) hereof.

"**Deadline Date**" means the Effectiveness Deadline Date or the Demand Deadline Date, as applicable.

"**Deferral Notice**" has the meaning set forth in Section 4(i) hereof.

"**Deferral Period**" has the meaning set forth in Section 4(i) hereof.

"**Demand Deadline Date**" has the meaning set forth in Section 3(a) hereof.

"**Demand Registration**" has the meaning set forth in Section 3(a) hereof.

"**Effectiveness Deadline Date**" has the meaning set forth in Section 2(a) hereof.

"**Effectiveness Period**" means the period commencing on the date a Registration Statement becomes effective under the Securities Act and ending on the date that all Registrable Securities have ceased to be Registrable Securities.

"**Exchange Act**" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

"**Filing Deadline Date**" has the meaning set forth in Section 2(a) hereof.

"**Hero Wave**" has the meaning set forth in the recitals hereof.

"**Holder**" means any Person who holds Registrable Securities. A Person is deemed to be a Holder whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities by exercising options or warrants held by such Person, whether or not such acquisition has actually been effected.

"**Initial Shelf Registration Statement**" has the meaning set forth in Section 2(a) hereof.

"**Issuer Free Writing Prospectus**" has the meaning set forth in Section 7(a) hereof.

"**Liquidated Damages Amount**" has the meaning set forth in Section 2(e) hereof.

"**Losses**" has the meaning set forth in Section 7(a) hereof.

"**Material Event**" has the meaning set forth in Section 4(i) hereof.

"**Notice and Questionnaire**" means a written notice delivered to the Company containing the information required to be provided by a Holder under the Securities Act, as such written notice may be amended upon the advice of nationally recognized counsel experienced in such matters, to the extent reasonably necessary to ensure compliance with applicable law.

"**Notice Holder**" means, on any date, any Holder that has delivered a completed and signed Notice and Questionnaire to the Company on or prior to such date.

"**Prospectus**" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, 430B or 430C promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

"**Purchase Agreements**" has the meaning set forth in the recitals hereof.

“**Purchaser**” has the meaning set forth in the preamble hereof.

“**Registrable Securities**” At any time, any of (i) the Common Stock owned by a Holder from time to time and (ii) any other securities issued or issuable with respect to any Common Stock by way of stock dividends or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the offering of such securities by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of by such Holder pursuant to such effective Registration Statement, (b) such securities have been sold to the public pursuant to Rule 144 without restriction (or any similar provisions then in force, but not Rule 144A) promulgated under the Securities Act, (c) such securities may be sold without restriction under Rule 144(k)(or successor rule) or (d) such securities shall have ceased to be outstanding.

“**Registration Default**” has the meaning set forth in Section 2(e) hereof.

“**Registration Expenses**” has the meaning set forth in Section 6 hereof.

“**Registration Statement**” means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, any amendments and supplements to such registration statement, any post-effective amendments to such registration statement, and all exhibits to, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in, such registration statement.

“**Restricted Securities**” means “restricted securities” as defined in Rule 144.

“**Rule 144**” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“**Rule 144A**” means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“**SEC**” means the Securities and Exchange Commission.

“**Securities Act**” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“**Sellers**” has the meaning set forth in the recitals hereof.

“**Share Lending Agreement**” has the meaning set forth in the recitals hereof.

“**Shelf Registration Statement**” has the meaning set forth in Section 2(a) hereof and includes the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.

“**Subsequent Shelf Registration Statement**” has the meaning set forth in Section 2(b) hereof.

“**Term**” shall have the meaning set forth in Section 9(k) hereof.

Section 2. *Shelf Registration.* (a) The Company shall prepare and file or cause to be prepared and filed with the SEC, by the date (the “**Filing Deadline Date**”) that is sixty (60) days after the Closing Date, a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to

Rule 415 of the Securities Act (a "**Shelf Registration Statement**") registering the resale from time to time by Holders thereof of all of the Registrable Securities (the "**Initial Shelf Registration Statement**"). The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the Holders and set forth in the Initial Shelf Registration Statement. The Company shall use its best efforts to cause the Initial Shelf Registration Statement to become effective under the Securities Act as promptly as is practicable but in any event by the date (the "**Effectiveness Deadline Date**") that is one hundred twenty (120) days after the Closing Date, and, to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the expiration of its Effectiveness Period. Subject to Section 5, at the time the Initial Shelf Registration Statement becomes effective under the Securities Act, each Holder that became a Notice Holder on or prior to the date that is ten (10) Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

(b) If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the applicable Effectiveness Period (other than because all Registrable Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a "**Subsequent Shelf Registration Statement**"). If a Subsequent Shelf Registration Statement is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Registration Statement (or Subsequent Shelf Registration Statement) continuously effective until the end of the applicable Effectiveness Period. If the Shelf Registration Statement is scheduled to expire during its Effectiveness Period pursuant to Rule 415(a)(5) under the Securities Act, the Company will, prior to such expiration, file a Subsequent Shelf Registration, and use its reasonable best efforts to cause such Subsequent Shelf Registration to become effective under the Securities Act (unless it becomes effective automatically upon filing) within a period that avoids any interruption in the ability of Holders of Registrable Securities covered by the expiring Shelf Registration Statement to make registered dispositions.

(c) The Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act or as necessary to name a Notice Holder as a selling securityholder pursuant to Section 2(d) below.

(d) Each Holder agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d), Section 4(i) and Section 5. Each Holder wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company at least fifteen (15) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement; provided that Holders of Registrable Securities shall have at least ten (10) Business Days from the date on which the Notice and Questionnaire is first sent to such Holders by the Company to complete and return the Notice and Questionnaire to the Company. From and after the date the Initial Shelf

Registration Statement becomes effective under the Securities Act, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered to the Company, and in any event upon the later of (x) ten (10) Business Days after such delivery date or (y) ten (10) Business Days after the expiration of any Deferral Period in effect when the Notice and Questionnaire is delivered or put into effect within ten (10) Business Days of such delivery date:

(i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be become effective under the Securities Act as promptly as is practicable, but in any event by the date (the "**Amendment Effectiveness Deadline Date**") that is sixty (60) days after the date such post-effective amendment is required by this clause to be filed by the Company;

(ii) provide such Holder with a reasonable number of copies of any documents filed pursuant to Section 2(d)(i); and

(iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(d)(i);

provided that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 4(i). Notwithstanding anything contained herein to the contrary, (i) the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Registration Statement or related Prospectus and (ii) the Amendment Effectiveness Deadline Date shall be extended by up to ten (10) Business Days from the expiration of a Deferral Period (and the Company shall incur no obligation to pay Liquidated Damages during such extension) if such Deferral Period shall be in effect on the Amendment Effectiveness Deadline Date.

(e) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if:

(i) the Initial Shelf Registration Statement has not been filed on or prior to the Filing Deadline Date,

(ii) a Registration Statement has not become effective under the Securities Act on or prior to the applicable Deadline Date, or a Registration Statement is not kept effective throughout the applicable Effectiveness Period (except during Deferral Periods permitted hereunder),

(iii) the Company has failed to perform its obligations set forth in Section 2(d) within the time period required therein,

(iv) any post-effective amendment to a Shelf Registration Statement filed pursuant to Section 2(d)(i) has not become effective under the Securities Act on or prior to the Amendment Effectiveness Deadline Date,

(v) the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 4(i) hereof, or

(vi) the number of Deferral Periods in any period exceeds the number permitted in respect of such period pursuant to Section 4(i) hereof.

Each event described in any of the foregoing clauses (i) through (vi) is individually referred to herein as a "**Registration Default**." For purposes of this Agreement, each Registration Default set forth above shall begin on the dates set forth in the table set forth below and shall continue until the ending dates set forth in the table below:

Type of Registration Default by Clause	Beginning Date	Ending Date
(i)	Filing Deadline Date	the date on which the Initial Shelf Registration Statement is filed
(ii)	Deadline Date or date on which the a Registration Statement becomes no longer effective	the date on which a Registration Statement becomes effective under the Securities Act
(iii)	the date by which the Company is required to perform its obligations under Section 2(d)	the date on which the Company performs its obligations set forth in Section 2(d)
(iv)	the Amendment Effectiveness Deadline Date	the date on which the applicable post-effective amendment to a Shelf Registration Statement becomes effective under the Securities Act
(v)	the date on which the aggregate duration of Deferral Periods in any period exceeds the number of days permitted by Section 4(i)	termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods to be exceeded
(vi)	the date of commencement of a Deferral Period that causes the number of Deferral Periods to exceed the number permitted by Section 4(i)	termination of the Deferral Period that caused the number of Deferral Periods to exceed the number permitted by Section 4(i)

Hero Wave hereby agrees that in any thirty day period (a "**Damages Accrual Period**") during which a Registration Default remains uncured, Hero Wave shall pay, as liquidated damages and not as a penalty, to Holders of Registrable Securities an amount (the "**Liquidated Damages Amount**") an aggregate of $99,400, which cash payment shall be made on a pro rata basis in accordance with each Holder's percentage holding of the then outstanding Registrable Securities, for each Damages Accrual Period during which the Registration Default remains uncured; and *provided further* that in the case of a Damages Accrual Period that is in effect solely as a result of a Registration Default of the type described in clause (iii) or (iv) of the preceding paragraph, such Liquidated Damages Amount shall be paid only to the Holders (as set forth in the succeeding paragraph) that have delivered Notices and Questionnaires that caused the Company to incur the obligations set forth in Section 2(d), the non-performance of which is the basis of such Registration Default. Notwithstanding the foregoing, no Liquidated Damages Amount shall accrue as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security and (y) expiration of the applicable Effectiveness Period.

The Liquidated Damages Amount with respect to any Damages Accrual Period shall not exceed the Liquidated Damages Amount notwithstanding the occurrence of multiple concurrent Registration Defaults. In addition, the maximum aggregate Liquidated Damages Amount payable under this Agreement shall not exceed $994,000. Following the cure of all Registration Defaults relating to any particular Registrable Security requiring the payment by Hero Wave of any Liquidated Damages Amount to the Holders of the Registrable Securities pursuant to this Section 2(e), the accrual of such Liquidated Damages Amount with respect to such Registrable Security shall cease (without in any way limiting the effect of any subsequent Registration Default requiring the payment by Hero Wave of any Liquidated Damages Amount).

All of Hero Wave's obligations set forth in this Section 2(e) that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 9(k)).

Hero Wave shall deliver the Liquidated Damages Amount to the Holders by the seventh (7th) Business Day after the end of each such Damages Accrual Period. If Hero Wave fails to pay such Liquidated Damages Amount in full by such time, Hero Wave will pay interest thereon at a rate of 10% per annum (or such less maximum amount that is permitted by applicable law) to the Holders, accruing daily from the date such Liquidated Damages Amount is due until such amounts, plus all such interest thereon, are paid in full.

The parties hereto agree that the Liquidated Damages Amount provided for in this Section 2(e) constitutes a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of the Shelf Registration Statement to be filed or become effective under the Securities Act or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

Section 3. *Other Registration Rights.*

(a) *Demand Registrations.* At any time and from time to time beginning on or after March 1, 2008 and ending on March 1, 2009, any Holder may make a written demand for registration under the Securities Act of any Registrable Securities then held by such Holder, other than Registrable Securities acquired under the Purchase Agreements (a "**Demand Registration**"). Any demand for a Demand Registration shall specify the number and type of Registrable

Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all Holders of the demand, and each Holder becoming a Notice Holder, who wishes to include all or a portion of such Notice Holder's Registrable Securities in the Demand Registration shall so notify the Company within fifteen (15) days after the receipt by the Holder of the notice from the Company. Upon any such request, such Notice Holders shall be entitled to have their Registrable Securities included in the Demand Registration. The Company shall prepare and file or cause to be prepared and filed with the SEC, a Registration Statement with respect to the Registrable Securities the subject of a Demand Registration and use its best efforts to cause such Registration Statement to become effective under the Securities Act as promptly as is practicable but in any event by the date (the "**Demand Deadline Date**") that is one hundred and twenty (120) days after the Company receives a Demand Registration and, to keep such Registration Statement continuously effective under the Securities Act until the expiration of its Effectiveness Period. Such Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Notice Holders in accordance with the methods of distribution elected by the Notice Holders and set forth in such Registration Statement. The Holders of Registrable Securities shall be entitled to request an aggregate of two (2) Demand Registrations; provided that a registration that has not become effective or to which the Holder has withdrawn due to receipt of a Deferral Notice shall not count as a Demand Registration.

(b) *Piggyback Registrations.* If at any time prior to the expiration of the Effectiveness Period the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to the Holders written notice of such proposed filing and, if within fifteen (15) days after the effective date of such notice, a Holder becoming a Notice Holder shall so request in writing, the Company shall include in such Registration Statement up to a maximum aggregate amount of three hundred fifty thousand (350,000) Registrable Securities (as such number may be adjusted for stock splits, combinations, consolidations and stock distributions or dividends) for all such Notice Holders making such request, except that if, in connection with any underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which a Notice Holder has requested inclusion hereunder as the underwriter shall permit; *provided, however*, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled by contract to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and *provided, further, however*, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the contractual right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. Notwithstanding the foregoing, if the Company exercises its right to exclude Registrable Securities pursuant to this Section (b), the effected Holder shall have the right to withdraw all of its Registrable Securities from the Registration Statement.

(c) *Effect on Other Registrations.* No right to registration of Registrable Securities under this Section 3 shall be construed to limit any registration required under Section 2 hereof. Each of the registration rights granted to the Holders under Section 2 and Sections 3(a) and (b) shall be separate independent obligations of the Company.

Section 4. *Registration Procedures.* In connection with the registration obligations of the Company under Section 2 or 3 hereof, the Company shall:

(a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; *provided* that before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, the Company shall furnish to the Purchaser a reasonable number of copies of all such documents proposed to be filed and use its reasonable best efforts to reflect in each such document when so filed with the SEC such comments as the Purchaser reasonably shall propose within five (5) Business Days of the delivery of such copies to the Purchaser.

(b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective (except as provided in Section 4(i) hereof) for the applicable period specified in Section 2(a); cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its reasonable best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the applicable Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

(c) As promptly as practicable give notice to the Notice Holders and the Purchaser, (i) when any Prospectus, prospectus supplement, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC (other than any such prospectus supplement or post-effective amendment that solely adds one or more Notice Holders as selling security holders, in which case notice need only be given to such Notice Holders) and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act, (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) of the occurrence of a Material Event, (v) of the determination by the Company that a post-effective amendment to a Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 4(i)), state that it constitutes a Deferral Notice, in which event the provisions of Section 4(i) shall apply, and (vi) of the issuance by the SEC of a notification of objection to the use of the form on which the Registration Statement has been filed, and of the happening of any event that causes the Company to become an "ineligible issuer," as defined in Rule 405 under the Securities Act.

(d) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment, and provide prompt notice to each Notice Holder and the Purchaser of the withdrawal of any such order.

(e) If reasonably requested by the Purchaser or any Notice Holder, as promptly as practicable incorporate in a prospectus supplement or post-effective amendment to a Registration Statement such information as the Purchaser or such Notice Holder shall, on the basis of advice of nationally-recognized counsel experienced in such matters, determine to be required to be included therein by applicable law and make any required filings of such prospectus supplement or post-effective amendment.

(f) As promptly as practicable furnish to each Notice Holder and the Purchaser, upon request and without charge, at least one (1) conformed copy of the Registration Statement and any amendment thereto, including exhibits and all documents incorporated or deemed to be incorporated therein by reference (other than any such amendment that solely adds one or more Notice Holders as selling security holders, in which case such conformed copy need only be given to such Notice Holders).

(g) During the Effectiveness Period with respect to a Registration Statement, deliver to each Notice Holder and the Purchaser, in connection with any sale of Registrable Securities pursuant to such Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request, comply with the requirements of Rule 153 under the Securities Act and furnish a reasonable number of copies thereof to the Nasdaq Global Market, Inc.; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

(h) Prior to any public offering of the Registrable Securities pursuant to a Registration Statement, use its best efforts to register or qualify or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); prior to any public offering of the Registrable Securities pursuant to a Registration Statement, use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during its Effectiveness Period in connection with such Notice Holder's offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Registration Statement and the related Prospectus; *provided* that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement, (ii) take any action that would subject it to general service of process in suits or (iii) subject itself to taxation in respect of doing business in any jurisdiction where it is not currently subject to taxation.

(i) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of a Registration Statement or the initiation of proceedings with respect to a Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a "**Material Event**") as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of a Registration Statement and the related Prospectus for a discrete period of time:

(i) in the case of clause (B) above, subject to clause (ii) below, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use its efforts to cause it to be become effective under the Securities Act as promptly as is practicable, and

(ii) give notice to the Notice Holders that the availability of the Registration Statement is suspended (a "**Deferral Notice**") and, upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus; provided that in any of the events described in clause (i) or (ii) above, the Holders requesting a Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations.

The Company will use its best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the reasonable judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as in the reasonable discretion of the Company, such suspension is no longer appropriate. The Company shall be entitled to exercise its right under this Section 4(i) to suspend the availability of a Registration Statement or any Prospectus, without incurring or accruing any obligation to pay liquidated damages pursuant to Section 2(e), provided that any such period during which the availability of the Registration Statement and any

Prospectus is suspended (the "**Deferral Period**") shall, without incurring any obligation to pay liquidated damages pursuant to Section 2(e), not exceed 60 days in any twelve (12) month period.

(j) If requested in writing in connection with a disposition of Registrable Securities pursuant to a Registration Statement, make reasonably available for inspection during normal business hours by a representative for the Notice Holders of such Registrable Securities, any broker-dealers, attorneys and accountants retained by such Notice Holders, and any attorneys or other agents retained by a broker-dealer engaged by such Notice Holders, all reasonably relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for the Notice Holders, or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar "**due diligence**" examinations; *provided* that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any Prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement.

(k) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) as soon as practicable after the effective date of the Registration Statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act).

(l) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be registered in such names as such Notice Holder may request in writing at least three (3) Business Day prior to any sale of such Registrable Securities.

(m) In the case of an underwritten offering, enter into an underwriting agreement in customary form reasonably necessary to effect the offer and sale of such Registrable Securities and use its best efforts to cause to be delivered to the underwriter(s) (A) opinions of counsel to the Company in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering as the underwriters may request and addressed to the underwriter(s) and (B) a "comfort" letter from the Company's independent certified public accountants addressed to the underwriter(s), in form and substance as is customarily given by independent certified public accountants to underwriters in underwritten public offerings;

(n) Provide a CUSIP number for all Registrable Securities covered by each Registration Statement not later than the effective date of such Registration Statement and provide the transfer agent for the Common Stock with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

(o) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. or the Nasdaq Stock Market, Inc.

(p) Upon (i) the filing of the Initial Shelf Registration Statement and (ii) the effectiveness of the Initial Shelf Registration Statement, announce the same, in each case by release to Reuters Economic Services and Bloomberg Business News or other reasonable means of distribution.

(q) Not, without the prior written consent of the Purchaser, make any offer relating to the Securities that would constitute a "free writing prospectus," as defined in Rule 405 under the Securities Act.

Section 5. *Holder's Obligations.* Each Holder agrees, by acquisition of the Registrable Securities, that no Holder shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(d) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

Section 6. *Registration Expenses.* The Company shall bear all fees and expenses (the "**Registration Expenses**") incurred in connection with the performance by the Company of its obligations under Sections 2, 3 and 4 of this Agreement whether or not any Registration Statement becomes effective under the Securities Act. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. or the Nasdaq Stock Market Inc. and (y) of compliance with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel for the Company in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as Notice Holders of a majority of the Registrable Securities being sold pursuant to a Registration Statement may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) duplication expenses relating to copies of any Shelf Registration Statement or Prospectus delivered to any Holders hereunder, (iv) fees and disbursements of counsel for the Company in connection with the Shelf Registration Statement, (v) reasonable fees and disbursements of one counsel chosen by Notice Holders of a majority of the Registrable Securities being sold pursuant to a Registration Statement to represent all holders of Registrable Securities included in any such Registration Statement, (vi) reasonable fees and disbursements of the registrar and transfer agent for the Common Stock and (vii) Securities Act liability insurance, if any, obtained by the Company in its sole discretion. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities

exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 6, each seller of Registrable Securities shall pay its selling expenses and all of its registration expenses to the extent required by applicable law.

Section 7. *Indemnification.*

(a) *Indemnification by the Company*. The Company shall indemnify and hold harmless each Notice Holder and each person, if any, who controls any Notice Holder (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act), and each affiliate of any Notice Holder, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, "**Losses**") caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any "issuer free writing prospectus," as defined in Rule 433 under the Securities Act (an "**Issuer Free Writing Prospectus**"), or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, except in each of (i) and (ii) above insofar as such Losses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to a Holder furnished to the Company in writing by or on behalf of such Holder expressly for use therein.

(b) *Indemnification by Holders*. Each Holder agrees severally and not jointly to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement, and each person, if any, who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act), and any other Holder, from and against all Losses caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Holder furnished to the Company in writing by or on behalf of such Holder expressly for use in such Registration Statement, any preliminary prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendments or supplements thereto. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.

(c) *Conduct of Indemnification Proceedings*. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b) hereof, such person (the "**indemnified party**") shall promptly notify the person against whom such indemnity may be sought (the

"**indemnifying party**") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party) to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense of and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all persons, if any, who control any Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Holders and such control persons of any Holders, such firm shall be designated in writing by the Holders of a majority of the Registrable Securities covered by the Registration Statement held by Holders that are indemnified parties pursuant to Section 7(a). In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent in respect of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include a statement as to an admission of fault, culpability or a failure to act by or on the behalf of any indemnified party.

(d) *Contribution*. To the extent that the indemnification provided for in Section 7(a) or 7(b) is otherwise applicable by its terms but is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Holders on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by or on behalf of the Holders or by the Company, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or

omission. The Holders' respective obligations to contribute pursuant to this paragraph are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement, and not joint.

The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding this Section 7(d), an indemnifying party that is a selling Holder shall not be required to contribute any amount in excess of the total proceeds received by such Holder exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(e) The indemnity, contribution and expense reimbursement obligations of the parties hereunder shall be in addition to any liability any indemnified party may otherwise have hereunder, under the Purchase Agreements or otherwise.

(f) The indemnity and contribution provisions contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder, or the Company, or the Company's officers or directors or any person controlling the Company and (iii) the sale of any Registrable Securities by any Holder.

Section 8. *Information Requirements.* The Company covenants that, if at any time before the end of the Term the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder and take such further reasonable action as any Holder may reasonably request in writing (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company's most recent report filed pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities (other than the Common Stock and any securities issued as a distribution on the Common Stock or in lieu of the Common Stock in connection with a merger, consolidation, reorganization, reclassification, recapitalization, sale of substantially of assets or similar transactions) under any section of the Exchange Act.

Section 9. *Miscellaneous.*

(a) *No Conflicting Agreements.* The Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holders in this Agreement. The Company

represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company's securities under any other agreements.

(b) *Amendments and Waivers.* The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; *provided,* that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 9(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

(c) *Notices.* All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

(i) if to a Holder, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;

(ii) if to the Company, Hero Wave or Guarantor, to:

Harbin Electric, Inc.
No. 9 Ha Ping Xi Lu Ha Ping Lu Ji Zhong Qu
Harbin Kai Fa Qu
Harbin, GUZ 150060
Attention: Yang Tianfu, CEO
FAX: +86-451-8611-6769

with a copy to:

Loeb & Loeb LLP
345 Park Avenue
New York, NY 10154
Attention: Angela Dowd
Fax: +1-646-514-2919

(iii) if to the Purchaser, to:

Abax Lotus Ltd.

c/o Abax Global Capital (Hong Kong) Ltd.
67/F Two International Finance Centre
8 Finance Street, Central, Hong Kong
Attention: Jamie Tadelis
Fax: +(852) 3602 1700

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
42/F Edinburgh Tower
The Landmark
15 Queen's Road Central
Hong Kong
Attention: Jonathan Stone
Fax: + 852-3740-4727

or to such other address as such person may have furnished to the other persons identified in this Section 9(c) in writing in accordance herewith.

(d) *Approval of Holders.* Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Purchaser (and other funds managed by the same manager as Purchaser) or subsequent Holders if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(e) *Successors and Assigns.* Any person who purchases any Registrable Securities from the Purchaser shall be deemed, for purposes of this Agreement, to be an assignee of the Purchaser. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities.

(f) *Counterparts.* This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

(g) *Headings.* The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) *Governing Law.* **THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST A JURY TRIAL, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.**

(i) *Severability*. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(j) *Entire Agreement*. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement. In no event will such methods of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

(k) *Termination*. This Agreement and the obligations of the parties hereunder shall terminate upon the later to occur of (i) March 1, 2009 and (ii) the date the Holder no longer beneficially owns any Registrable Securities (the "**Term**"), except for any liabilities or obligations under Section 6, 7 or 8 hereof and the obligations to make payments of and provide for the Liquidated Damages Amount under Section 2(e) hereof to the extent such amount cumulates prior to the end of the applicable Effectiveness Period, each of which shall remain in effect in accordance with its terms.

(l) *Guarantee*. The Guarantor hereby, absolutely, unconditionally and irrevocably, guarantees by way of an independent obligation to the Holder (a) the due, prompt and faithful performance by Hero Wave of all undertakings, obligations, required acts and performances of Hero Wave under or arising out of this Agreement, (b) the due and punctual payment of all amounts due and payable by Hero Wave under or arising out of this Agreement after the date hereof, when and as the same shall arise and become due and payable in accordance with the terms of and subject to the conditions contained in this Agreement and (c) waives all defenses of suretyship, diligence, presentment, demand of payment, protest and all notices whatsoever.

[*signature page follows*]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

HARBIN ELECTRIC, INC.

By: ______________________________
Name:
Title:

HERO WAVE INVESTMENTS LIMITED

By: ______________________________
Name:
Title:

TIANFU YANG

____

The foregoing Agreement
is hereby confirmed and accepted
as of the date first above written:

ABAX LOTUS LTD.

By: ______________________________
Name:
Title: